AMENDED SCHEDULE A

TO THE RULE 12b-1 DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

CORGI ETF TRUST I

Effective as of April 28, 2026, Schedule A to the Rule 12b-1 Distribution and Shareholder Service Plan (the “Plan”) of Corgi ETF Trust I, adopted by the Board of Trustees on August 22, 2025, is hereby amended and restated in its entirety as follows:

SCHEDULE A — FUNDS AND FEE RATES

Corgi 0-3 Month T-Bill ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 0-5 Year High Yield Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 1-3 Year Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 1-5 Year Investment Grade Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 3-12 Month T-Bill ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 3-7 Year Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AAPL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ACHR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ACLS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ACMR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AGIX 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Cybersecurity 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Cybersecurity ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ALAB 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AMAT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AMD 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AMKR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AMZN 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi APP 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ARM 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ASM 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ASML 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ASTS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AVGO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AXTI 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Advantest 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Aerospace & Commercial Aviation 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Aerospace & Commercial Aviation ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi All Commodities 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi All World 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi BABA 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi BE 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi BMNR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi BRKB 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Battery Energy Storage Systems 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Battery Energy Storage Systems ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bay Area Based 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bay Area Based ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Beauty, Skincare & Aesthetics 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Beauty, Skincare & Aesthetics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Besi 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Brazil 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Buy Now Pay Later 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Buy Now Pay Later ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CAMT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CART 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CIFR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi COHR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi COIN 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CRCL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CRDO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CRUS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CRWD 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi CRWV 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi China 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Chinese Internet 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Coffee & Energy Drinks 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Coffee & Energy Drinks ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Copper 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Crypto Infrastructure 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Crypto Infrastructure ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi DISCO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Data & Surveillance 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Data & Surveillance ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Delta Electronics 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Digital Banking & Fintech Infrastructure ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Drones & Urban Air Mobility 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Drones & Urban Air Mobility ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi EOSE 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Europe Equities 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Ex-U.S. Equities 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi GEV 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi GLXY 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi GME 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi GOOGL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Genomics & Precision Medicine 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Genomics & Precision Medicine ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Gold 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 10% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Growth & Technology 15% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi HIMS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi HOOD 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Hanmi Semiconductor 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi High Voltage Grid Equipment 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi High Voltage Grid Equipment ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Hyundai 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi INTC 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi IONQ 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi IP Licensing & Royalties 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi IP Licensing & Royalties ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi IREN 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi India 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi International Developed Equities 15% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi JOBY 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi KEYS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Kioxia 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi LASR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi LITE 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi LRCX 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi LRN 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Lasertec 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Lifestyle Brands 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Lifestyle Brands ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Lithography & Semiconductor Photonics 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Lithography & Semiconductor Photonics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Longevity Consumer 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Longevity Consumer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MARA 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi META 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MNST 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MPWR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MRVL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MSFT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MSI 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MSTR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MU 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Mag 7 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Mag 7 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MediaTek 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NBIS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NFLX 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NOW 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NVDA 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NVO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NVTS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NYC Based 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi NYC Based ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Natural Gas 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Natural Gas Power & Turbines 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Natural Gas Power & Turbines ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi OKLO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ONDS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ONTO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi ORCL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Oil 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi PLTR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Palladium 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Platinum 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Ports, Rail & Freight 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Ports, Rail & Freight ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi QBTS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Quantum Computing 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Quantum Computing ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi RDDT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi RGTI 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi RIVN 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi RKLB 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi RMBS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Robots & Humanoids 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Robots & Humanoids ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SIMO 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SK hynix 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SMCI 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SMR 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SNDK 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi SOFI 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Samsung 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Shipping & Global Logistics 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Shipping & Global Logistics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Silver 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi South Korea 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Space & Satellite Communications 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Space & Satellite Communications ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Sports Betting & Gambling 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Sports Betting & Gambling ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TEL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TEM 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TER 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TPL 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TSLA 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi TSM 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Taiwan 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Total U.S. Market 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Travel & Leisure 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Travel & Leisure ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Biotech 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Consumer Discretionary 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Consumer Staples 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Energy 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 10% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 100% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 15% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Equities 30% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Financials 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Growth 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Healthcare 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Industrials 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Infrastructure 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Large-Cap 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Materials 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Mega-Cap Growth 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Micro-Cap 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Mid-Cap 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Real Estate 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Regional Banks 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Semiconductors 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Laddered Buffer ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - April Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - December Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - February Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - January Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - March Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - November Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Small-Cap 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Technology 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. Utilities 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. War Machine 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi U.S. War Machine ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi UCTT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi UMC 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi UNH 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi UPST 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi UUUU 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Uranium 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi VRT 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi WDC 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Founder-Led 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Founder-Led ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Inside Ownership 100 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)